UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

190 Carondelet Plaza, Suite 1530
Clayton, MO		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(314) 480-1400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously disclosed, on June 15, 2026, Olin Corporation, a Virginia corporation (“Olin”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Huntsman Corporation, a Delaware corporation (“Huntsman”), Olympus Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Olin (“First Merger Sub”), and Hook Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Olin (“Second Merger Sub”), providing for, on the terms and subject to the conditions included in the Merger Agreement, the merger of equals business combination of Olin and Huntsman, either (a) through the merger of Huntsman with and into Olin, with Olin as the surviving entity (the “Direct Merger”), or (b) through (i) the merger of First Merger Sub with and into Huntsman (the “First Subsidiary Merger”), with Huntsman surviving as a direct, wholly owned subsidiary of Olin (the “Initial Surviving Company”), and (ii) immediately following the First Subsidiary Merger, and as part of the same overall transaction as the First Subsidiary Merger, the Initial Surviving Company will be merged with and into Second Merger Sub (the “Second Subsidiary Merger” and, together with the First Subsidiary Merger, the “Subsidiary Merger”), with Second Merger Sub surviving as a direct wholly owned subsidiary of Olin (we collectively refer to the Direct Merger and the Subsidiary Merger as the “Merger”).

On August 25, 2026, Olin held a virtual special meeting of its shareholders (the “Special Meeting”) to vote on the proposals identified in the definitive joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2026, which was first mailed to Olin’s shareholders on or about July 13, 2026.

Each shareholder of record was entitled to one vote per share of common stock on each proposal. As of the close of business on July 9, 2026, the record date for the Special Meeting, there were 113,982,490 shares of common stock, par value $1.00 per share, of Olin (“Olin Common Stock”) issued and outstanding and entitled to vote at the Special Meeting. 95,428,141 shares of Olin Common Stock, representing approximately 84% of all of Olin Common Stock issued and outstanding and entitled to vote at the Special Meeting as of the record date, were present or represented by proxy at the Special Meeting, constituting a quorum to conduct business. The final voting results with respect to each proposal are set out below:

Proposal 1 – Approve the Direct Merger

The proposal to approve the Merger Agreement and the related plan of merger providing for the Direct Merger, including the issuance of shares of Olin Common Stock in connection with the Direct Merger (the “Direct Merger Proposal”). Olin’s shareholders approved the Direct Merger Proposal as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
92,038,804	3,111,350	277,987	—

Proposal 2 – Approve the Subsidiary Merger

The proposal to approve the issuance of shares of Olin Common Stock in connection with the Subsidiary Merger (the “Subsidiary Merger Proposal”). Olin’s shareholders approved the Subsidiary Merger Proposal as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
91,954,959	3,190,072	283,110	—

Proposal 3 – Conduct an advisory vote to approve the compensation for named executive officers

The proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Olin’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement. Olin’s shareholders approved the proposal as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
87,862,384	7,105,019	460,738	—

In connection with the Special Meeting, Olin also solicited proxies with respect to the approval of one or more adjournments of the Special Meeting to a later date or time, if necessary or appropriate, including adjournments to permit the solicitation of additional votes or proxies if there were not sufficient votes cast at the Special Meeting to approve the Direct Merger Proposal or the Subsidiary Merger Proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Direct Merger Proposal and the Subsidiary Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the shareholders for approval at the Special Meeting.

Item 7.01	Regulation FD Disclosure

On August 25, 2026, Olin and Huntsman issued a joint press release announcing the preliminary results of the Special Meeting and the preliminary results of a special meeting of Huntsman’s stockholders also held on August 25, 2026. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Based on the voting results at the Special Meeting and at the special meeting of Huntsman stockholders, and assuming satisfaction of all other conditions to closing, the parties will implement the business combination through the Direct Merger.

The information in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Joint Press Release, dated August 25, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

Date: August 25, 2026	By:	/s/ Inchan Hwang
Vice President, Deputy General Counsel and Secretary